Exhibit 1.1

BROOKDALE SENIOR LIVING INC.

(a Delaware corporation)

2,500,000

Tangible Equity Units

UNDERWRITING AGREEMENT

Dated: November 16, 2022

BROOKDALE SENIOR LIVING INC.

(a Delaware corporation)

2,500,000

7.00% Tangible Equity Units

UNDERWRITING AGREEMENT

November 16, 2022

BofA Securities, Inc.

Barclays Capital Inc.

as Representatives of the several Underwriters

c/o	BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Brookdale Senior Living Inc., a Delaware corporation (the “Company”), confirms its agreement with BofA Securities, Inc. (“BofA”), Barclays Capital Inc. (“Barclays”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom BofA and Barclays are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers set forth in said Schedule A of 2,500,000 of the Company’s 7.00% Tangible Equity Units (the “Initial Securities”) and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option to purchase all or any part of an additional 375,000 of its 7.00% Tangible Equity Units (the “Option Securities” and, together with the Initial Securities, the “Securities”).

Each Security has a stated amount of $50.00 (the “Stated Amount”) and consists of (1) a prepaid stock purchase contract (each, a “Purchase Contract”) under which the holder has purchased and the Company will agree to automatically deliver on November 15, 2025, subject to postponement in limited circumstances and subject to any early settlement of such Purchase Contract, in each case, pursuant to the provisions thereof and of the Purchase Contract Agreement (the “Purchase Contract Agreement”), to be dated as of November 21, 2022, among the Company, American Stock Transfer & Trust Company, LLC, as purchase contract agent (the “Purchase Contract Agent”) and the Trustee (as defined below), a number of shares of Common Stock of the Company, par value $0.01 per share (the “Common Stock”), determined pursuant to the terms of the Purchase Contract and the Purchase Contract Agreement, and (2) a senior amortizing note with a final installment payment date of November 15, 2025 (each, an “Amortizing Note”) issued by the Company, each of which will have an initial principal amount of $8.8996 and will pay equal quarterly cash installments of $0.8750 (except for the first installment payment, which will be $0.8166). All references herein to the Securities include references to the Purchase Contracts and the Amortizing

Notes, comprising the Units, unless the context otherwise requires. The Amortizing Notes will be issued pursuant to an indenture, to be dated as of November 21, 2022 (the “Base Indenture”), between the Company and American Stock Transfer & Trust Company, LLC, as Trustee (the “Trustee”), as supplemented by that certain supplemental indenture, between the Company and the Trustee, to be dated as of November 21, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Securities and the Purchase Contracts will be issued pursuant to the Purchase Contract Agreement. This Agreement, the Purchase Contract Agreement, the Base Indenture, the Supplemental Indenture, the Purchase Contracts and the Amortizing Notes are referred to herein as the “Transaction Documents.”

The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (together with the rules and regulations promulgated thereunder, the “1939 Act”).

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (File No. 333-268404) covering the public offering and sale of certain securities, including the Securities, the Issuable Common Stock (as defined below), the Purchase Contracts and the Amortizing Notes, under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder (the “1933 Act Regulations”), which automatic shelf registration statement became effective under Rule 462(e) under the 1933 Act Regulations (“Rule 462(e)”). Such registration statement, as of any time, means such registration statement as amended by any post-effective amendments thereto to such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B under the 1933 Act Regulations (“Rule 430B”), is referred to herein as the “Registration Statement”; provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of such registration statement with respect to the Securities within the meaning of paragraph (f)(2) of Rule 430B, including the exhibits and schedules thereto as of such time, the documents incorporated or deemed incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to the Rule 430B. Each preliminary prospectus used in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are collectively referred to herein as a “preliminary prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file a final prospectus relating to the Securities in accordance with the provisions of Rule 424(b) under the 1933 Act Regulations (“Rule 424(b)”). The final prospectus, in the form first furnished or made available to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are collectively referred to herein as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

As used in this Agreement:

“Applicable Time” means 11:10 P.M., New York City time, on November 16, 2022 or such other time as agreed by the Company and the Representatives.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses issued at or prior to the Applicable Time and the most recent preliminary prospectus (including any documents incorporated therein by reference) that is distributed to investors prior to the Applicable Time, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), or (iv) the Final Term Sheet (as defined below).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule B hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the 1933 Act.

“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the 1933 Act.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “1934 Act”), incorporated or deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

SECTION 1. Representations and Warranties.

(a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, the Applicable Time, the Closing Time (as defined below) and any Date of Delivery (as defined below), and agrees with each Underwriter, as follows:

(i) Registration Statement and Prospectuses. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405) and the Securities, the Issuable Common Stock, the Purchase Contracts and the Amortizing Notes have been and remain eligible for registration by the Company on such automatic shelf registration statement. Each of the Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information regarding such Registration Statement.

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness, each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) under the 1933 Act Regulations, the Applicable Time, the Closing Time and any Date of Delivery complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, and, in each case, at the Applicable Time, the Closing Time and any Date of Delivery complied and will comply in all material respects with the requirements of the 1933 Act Regulations. Each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus and the Prospectus, when they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”).

(ii) Accurate Disclosure. Neither the Registration Statement nor any amendment thereto, at its effective time, on the date hereof, at the Closing Time or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time and any Date of Delivery, none of (A) the General Disclosure Package, (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, and (C) and individual Written Testing-the-Waters Communication, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Time or at any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The representations and warranties in this subsection shall not apply to (1) the Statement of Eligibility (Form T-1) of the Trustee under the 1939 Act or (2) statements in or omissions from the Registration Statement (or any amendment thereto), the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through BofA and Barclays expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the names of the Underwriters in the table below the first paragraph under the heading “Underwriting,” the first sentence under the heading “Commissions and Discounts,” and the first paragraph under “Price Stabilization; Short Positions,” in each case contained in the Prospectus (collectively, the “Underwriter Information”).

(iii) Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict in any material respect with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. Any offer that is a written communication relating to the Securities made prior to the initial filing of the Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the 1933 Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 under the 1933 Act Regulations (“Rule 163”) and otherwise complied with the requirements of Rule 163 including, without limitation, the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

(iv) Well-Known Seasoned Issuer. (A) At the original effectiveness of the Registration Statement, (B) at the time of the most recent amendment, if any, thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption of Rule 163, and (D) as of the Applicable Time, the Company was and is a “well-known seasoned issuer” (as defined in Rule 405) (such determination, for the avoidance of doubt, may be based on a worldwide market value of the Company’s outstanding voting and non-voting common equity held by non-affiliates as of a date prior to the date hereof, as permitted by Rule 405).

(v) Testing-the-Waters Materials. The Company (A) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representatives with entities that are qualified institutional buyers within the meaning of Rule 144A under the 1933 Act or institutions that are accredited investors within the meaning of Rule 501 under the 1933 Act and (B) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications, in compliance with the policies and guidelines previously approved by the Company and the Representatives. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule E hereto.

(vi) Company Not Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(vii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations and the Public Company Accounting Oversight Board.

(viii) Financial Statements; Non-GAAP Financial Measures. The financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified. Said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) in all material respects applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly, in all material respects and in accordance with GAAP, the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, or incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the 1934 Act and Item 10 of Regulation S-K of the 1933 Act to the extent applicable. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ix) No Material Adverse Change in Business. Except as otherwise stated therein, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(x) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under the Transaction Documents; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing or to have such power or authority would not result in a Material Adverse Effect.

(xi) Good Standing of Subsidiaries. Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each, a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing in good standing under the laws of their respective jurisdictions of incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure

Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing or to have such power or authority would not result in a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or with respect to the revolving credit agreement between the Company and Capital One, National Association (as described in the Registration Statement, the General Disclosure Package and the Prospectus), all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as would not result in a Material Adverse Effect. None of the outstanding shares of capital stock of any Subsidiary were issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule S-1 hereto.

(xii) Capitalization. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus).

(xiii) Corporate Power. The Company has all requisite corporate power and authority to execute, deliver and perform all of its obligations under each of the Transaction Documents to which it is a party and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party to be consummated on its part and, without limitation, the Company has all requisite corporate power and authority to issue, sell and deliver the Securities, and the Company has all requisite corporate power and authority to issue, sell and deliver the shares of Common Stock to be issued and delivered by the Company pursuant to the Purchase Contract Agreement and the Purchase Contracts (the “Issuable Common Stock”).

(xiv) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(xv) Authorization of Indenture. The Indenture has been duly authorized by the Company and duly qualified under the 1939 Act and, when duly executed and delivered by the Company and the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(xvi) Authorization of Purchase Contract Agreement. The Purchase Contract Agreement, when duly executed and delivered by the Company (assuming the Purchase Contract Agreement is a valid and binding obligation of the Purchase Contract Agent, as attorney-in-fact for the holders thereof and the Trustee), will be a legally binding and valid obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(xvii) Authorization of Securities. The Securities have been duly authorized and, at the Closing Time, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Purchase Contract Agreement and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Purchase Contract Agreement.

(xviii) Authorization of Purchase Contracts. The Purchase Contracts have been duly authorized and when the Purchase Contracts have been issued, executed and authenticated in accordance with the provisions of the Purchase Contract Agreement and when the Units are delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Purchase Contracts will be entitled to the benefits of the Purchase Contract Agreement, and will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(xix) Authorization of Issuable Common Stock. The maximum number of shares of Issuable Common Stock (calculated assuming settlement of the Purchase Contracts at the “maximum settlement rate,” as such term is defined in the General Disclosure Package) have been duly authorized and reserved for issuance by the Company and, when issued and delivered in accordance with the provisions of the Purchase Contracts and the Purchase Contract Agreement, will be validly issued, fully paid and nonassessable and not issued in violation of any preemptive or similar right and will conform in all material respects as to legal matters to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(xx) Authorization of Amortizing Notes. The Amortizing Notes have been duly authorized and when the Amortizing Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and when the Units are delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Amortizing Notes will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(xxi) Description of Transaction Documents. Each of the Transaction Documents will conform in all material respects to the respective statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus. The Common Stock conforms to all statements relating thereto contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same.

(xxii) Registration Rights. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the 1933 Act pursuant to this Agreement.

(xxiii) Absence of Violations, Defaults and Conflicts. Neither the Company nor any of its subsidiaries is (A) in violation of its charter, by-laws or similar organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the properties or assets of the Company or any Subsidiary is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect or (C) in violation of any law, statute, rule, regulation (including, without limitation, any such law, rule or regulation applicable to the health care industry (“Health Care Laws”)), judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect. The issuance and sale of the Securities, the Issuable Common Stock, the Purchase Contracts and the Amortizing Notes and the execution, delivery and performance of each of the Transaction Documents and the consummation of the transactions contemplated herein and therein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described therein under the caption “Use of Proceeds”) and compliance by the Company with its obligations under each of the Transaction Documents have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational document of the Company or any of its subsidiaries or any law, statute, rule, regulation (including, without limitation, Health Care Laws and Environmental Laws), judgment, order, writ or decree of any Governmental Entity. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(xxiv) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would result in a Material Adverse Effect.

(xxv) Absence of Proceedings. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its Subsidiaries, which might result in a Material Adverse Effect, or which might materially and adversely affect their respective properties or assets or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder.

(xxvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities, the Issuable Common Stock, the Purchase Contracts and the Amortizing Notes hereunder or the consummation of the transactions contemplated by the Transaction Documents or for the due execution, delivery and performance of each of the Transaction Documents, except such as have been already obtained.

(xxvii) Possession of Licenses and Permits. The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”), including, without limitation, under any Health Care Laws or Environmental Laws, issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect. The Company and its Subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xxviii) Title to Property. The Company and its Subsidiaries have good and marketable title to all real property owned by them and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Registration Statement, the General Disclosure Package and the Prospectus or (B) do not, singly or in the aggregate, result in a Material Adverse Effect. All of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Registration Statement, the General Disclosure Package or the Prospectus, are in full force and effect, and neither the Company nor any such subsidiary has any notice of any material claim of any sort that (i) has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or (ii) affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, except in the case of (i) and (ii) as would not result in a Material Adverse Effect.

(xxix) Possession of Intellectual Property. The Company and its Subsidiaries own or have a valid and enforceable right to use all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, software, domain names, social media identifiers and accounts, and all other intellectual property and similar proprietary rights of any kind anywhere in the world (including all registrations and applications for registration of, and all goodwill associated with, any of the foregoing, as applicable) (collectively, “Intellectual Property”) used in or otherwise necessary to carry on their respective businesses now operated by them, except as would not result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has infringed, misappropriated or otherwise violated the Intellectual Property of others, except as would not result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of, or is otherwise aware of, any infringement, misappropriation or other violation of, or conflict with, any asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement, misappropriation, other violation or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect. There is no pending, or to the Company’s knowledge, threatened, action, suit, proceeding or claim regarding the same, except as would not result in a Material Adverse Effect.

(xxx) Environmental Laws. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus or would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxxi) Accounting Controls and Disclosure Controls. The Company maintains effective internal control over financial reporting (as defined under Rule 13-a15 and 15d-15 under the 1934 Act Regulations) and a system of internal accounting controls sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company maintains an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the 1934 Act Regulations) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxxii) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxxiii) Payment of Taxes. All United States federal income tax returns of the Company and its Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and its Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and has paid all material taxes due pursuant to such returns or pursuant to any assessment received by the Company and its Subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate in accordance with GAAP to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

(xxxiv) Insurance. The Company and its Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Company has no reason to believe that it or any of its Subsidiaries will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect.

(xxxv) Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities, the Issuable Common Stock, the Purchase Contracts and the Amortizing Notes as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus and after giving effect to the transactions contemplated by the Transaction Documents will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxxvi) Absence of Manipulation. Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Issuable Common Stock, or to result in a violation of Regulation M under the 1934 Act.

(xxxvii) Foreign Corrupt Practices Act. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxviii) Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xxxix) OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or representative of the Company or any of its subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union, His Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions. The Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(xl) [reserved]

(xli) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xlii) Cybersecurity. The Company’s and its Subsidiaries’ information technology assets, equipment, technology, computer systems, networks, hardware, software, websites, applications and databases (collectively, “IT Systems”) (A) are adequate for, and operate and perform in all material respects as required in connection with the operation of the businesses of the Company and its Subsidiaries, (B) have not materially malfunctioned or failed and (C) are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, back doors, drop dead devices, malware and other corruptants, including software or hardware components that are designed to interrupt use of, permit unauthorized access to or disable, damage or erase the IT Systems. The Company and its Subsidiaries have implemented commercially reasonable controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy, confidentiality and security of their IT Systems and data and information (including all personal, personally identifiable, sensitive, confidential, household or regulated data and information and all data and information of their respective customers, employees, suppliers, vendors and any third-party data collected, used, stored, maintained or otherwise processed by or on behalf of the Company and its Subsidiaries) (collectively, “IT Systems and Data”) used in connection with their businesses, and there has been no security breach or incident, authorized access or disclosure, violation, outage, destruction, loss, misappropriation, modification, misuse or other compromise of or relating to the same (each, a “Breach”), except for those that have been remedied without material cost or liability or the duty to notify any other person. Neither the Company nor its Subsidiaries have been notified of, and have no knowledge of any event or condition that would result in, any Breach, or any incidents under internal review or investigation relating to the same. The Company and its Subsidiaries have complied and are presently in compliance with all applicable laws, statutes and industry standards and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal and external policies and all other legal or contractual obligations, in each case, relating to the collection, use, transfer, import, export, storage, protection, disposal, disclosure, processing, privacy and security of IT Systems and Data (collectively, the “Data Security Obligations”) and to the protection of such IT Systems and Data from a Breach. Neither the Company nor any of its Subsidiaries, has received any notification of or complaint regarding, or is aware of any other facts that, individually or in the aggregate, would reasonably indicate non-compliance with any Data Security Obligation, and there is no action, suit, proceeding or claim by or before any court or governmental or regulatory agency, authority or body pending or, to the Company’s knowledge, threatened alleging non-compliance with any Data Security Obligation.

(b) Officer’s Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

SECTION 2. Sale and Delivery to Underwriters; Closing.

(a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price set forth in Schedule A, the number of Initial Securities set forth in Schedule A, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject to such adjustments as BofA and Barclays in their discretion shall make to ensure that any sales or purchases are in authorized denominations.

(b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase the Option Securities at the price set forth in Schedule A. The option hereby granted may be exercised for 30 days after the date hereof and may be exercised in whole or in part at any time from time to time upon notice by the Representatives to the Company setting forth the amount of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased that the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as BofA and Barclays in their discretion shall make to ensure that any sales or purchases are in authorized denominations.

(c) Payment. Payment of the purchase price for, and delivery of certificates or security entitlements for, the Initial Securities shall be made at the offices of Davis Polk & Wardwell LLP, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (New York City time) on the second (third, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates or security entitlements for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from BofA and Barclays to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of certificates or security entitlements for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. BofA and Barclays, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) Compliance with Securities Regulations and Commission Requests. Prior to the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus, the Company, subject to Section 3(b), will comply with the requirements of Rule 430B, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated by reference therein or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment. The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) under the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the 1933 Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(b) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If at any time prior to the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus, when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933

Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly (A) give the Representatives notice of such event, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and, within a reasonable amount of time prior to any proposed filing or use, furnish the Representatives with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representatives or counsel for the Underwriters shall object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company will give the Representatives notice of its intention to make any filings made pursuant to the 1934 Act or the 1934 Act Regulations from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object; provided that the preceding clause shall not apply to any filings made pursuant to the 1934 Act or the 1934 Act Regulations that (x) are made in the ordinary course of business, (y) are not made as a result of or in connection with, and would not result in, any Material Adverse Effect, and (z) are unrelated to the offering of the Securities.

(c) Reporting Requirements. Until the completion of resales of the Securities by the Underwriters, the Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations. The Company has given the Representatives notice of any filings made pursuant to the 1934 Act or the 1934 Act Regulations within 48 hours prior to the Applicable Time. The Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object. Additionally, the Company shall report the use of proceeds from the issuance of the Securities as may be required under Rule 463 under the 1933 Act.

(d) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Use of Proceeds.”

(i) DTCC. The Company will cooperate with the Underwriters and use its best efforts to permit the offered Securities to be eligible for clearance and settlement through the facilities of The Depository Trust & Clearing Corporation (“DTCC”).

(j) Listing. The Company has made application to list the Securities on the New York Stock Exchange (the “NYSE”). The maximum number of shares of Issuable Common Stock (calculated assuming settlement of the Purchase Contracts at the “maximum settlement rate,” as such term is defined in the General Disclosure Package) will have been approved for listing on the NYSE on the Closing Time, subject to official notice of issuance. The Company will use its best efforts to effect and maintain the listing of the Securities and the Issuable Common Stock on the NYSE.

(k) Restriction on Sale of Securities. During a period of 60 days from the date of the Prospectus, the Company will not, without the prior written consent of BofA and Barclays, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file or confidentially submit any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities and the Purchase Contracts to be sold hereunder or the issuance of the Issuable Common Stock, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Registration

Statement, the General Disclosure Package and the Prospectus, (D) the entry into an agreement providing for the issuance by the Company of shares of common stock or any security convertible into or exercisable for shares of common stock in connection with the acquisition by the Company or any of its Subsidiaries of the securities, business, technology, property or other assets of another person or entity or pursuant to an employee benefit plan assumed by the Company in connection with such acquisition, and the issuance of any such securities pursuant to any such agreement, (E) the entry into any agreement providing for the issuance of shares of common stock or any security convertible into or exercisable for shares of common stock in connection with joint ventures, commercial relationships, debt financings, charitable contributions or other strategic transactions, and the issuance of any such securities pursuant to any such agreement, and (F) the filing of any registration statement on Form S-8 relating to securities granted or to be granted pursuant to the Company’s equity incentive plans that are described in the Registration Statement, the General Disclosure Package and the Prospectus or any assumed employee benefit plan contemplated by clause (D); provided that in the case of clauses (D) and (E), the aggregate number of shares of Common Stock that the Company may sell or issue or agree to sell or issue pursuant to clauses (D) and (E) shall not exceed 10% of the total number of shares of common stock issued and outstanding immediately following the completion of the offering contemplated by this Agreement; and provided, further, that in the case of clauses (D) and (E), the Company shall (x) cause each recipient of such securities to execute and deliver to BofA and Barclays, on or prior to the issuance of such securities, a lock-up agreement, on substantially the same terms as the lock-up agreements referenced in Section 5(g) hereof, for the remainder of the Lock-Up Period and (y) enter stop transfer instructions with the Company’s transfer agent and registrar on such securities, which the Company agrees it will not waive or amend without the prior written consent of BofA and Barclays.

(l) Final Term Sheet; Issuer Free Writing Prospectuses. The Company will prepare a final term sheet (the “Final Term Sheet”), in the form set forth in Schedule C hereto, reflecting the final terms of the Securities, in form and substance satisfactory to the Representatives, and shall file such Final Term Sheet as an “issuer free writing prospectus” pursuant to Rule 433 prior to the close of business two business days after the date hereof; provided that the Company shall furnish the Representatives with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representatives or counsel to the Underwriters shall object. The Company agrees that, unless it obtains the prior written consent of the Representatives, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule B hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representatives. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representatives as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(m) Testing-the-Waters Materials. If at any time following the distribution of any Written Testing-the-Waters Communication and before any preliminary prospectus is filed with the Commission, there occurred an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(n) Issuable Common Stock. The Company will reserve and keep available until the mandatory settlement date (as such term is defined in the General Disclosure Package) of the Purchase Contracts, free of preemptive rights, the maximum number of shares of Issuable Common Stock issuable under the Purchase Contract Agreement (calculated, assuming settlement of the Purchase Contracts at the “maximum settlement rate” as such term is defined in the General Disclosure Package).

SECTION 4. Payment of Expenses.

(a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of their obligations under each of the Transaction Documents, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (iii) the preparation, issuance and delivery of the Securities to the Underwriters and the Issuable Common Stock and any charges of DTCC in connection therewith, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, which reasonable fees and disbursements of counsel shall not exceed $10,000, (vi) all fees and expenses of the of the Purchase Contract Agent in connection with the Purchase Contracts, the Purchase Contract Agreement and the Securities; (vii) the fees and expenses of the Trustee in connection with the Amortizing Notes, the Indenture and the Securities; (viii) any expenses of any transfer agent or registrar for the Securities or the Issuable Common Stock, (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors, provided that the cost of chartering any commercial aircraft in connection therewith shall be allocated 50% to the Underwriters and 50% to the Company and that the Underwriters shall pay all of their own costs and expenses, including fees of their counsel, travel and lodging expenses of their representatives, (x) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters, in connection with, the review by FINRA of the terms of the sale of the Securities, which reasonable fees and disbursements of counsel shall not exceed $10,000 and (xi) the fees and expenses incurred in connection with the listing of the Securities or the Issuable Common Stock on the New York Stock Exchange.

(b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or (iii) or Section 10 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company or any of its subsidiaries, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions.

(a) Effectiveness of Registration Statement. The Registration Statement has become effective and, at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information. The Company shall have paid the required Commission filing fees relating to the Securities within the time period required by Rule 456(b)(1)(i) under the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the 1933 Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(b) Opinion of Counsel for Company. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

(c) Opinion of Counsel for Underwriters. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Davis Polk & Wardwell LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters in form and substance satisfactory to the Representatives. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the General Corporation Law of the State of Delaware and the federal securities laws of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers and other representatives of the Company and its subsidiaries and certificates of public officials.

(d) Officers’ Certificate. (i) At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer or the President of the Company and of the chief financial or chief accounting officer of the Company, dated the Closing Time, to the effect that (A) there has been no such material adverse change, (B) the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (C) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(ii) At the time of the execution of this Agreement, at the Closing time and Optional Closing Time, the Representatives shall have received a certificate of the Chief Financial Officer substantially in the form set forth in Exhibit C.

(e) Accountants’ Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter, dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(f) Bring-down Comfort Letter. At the Closing Time, the Representatives shall have received from Ernst & Young LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(g) Approval of Listing. At the Closing Time, the Securities and the maximum number of shares of Issuable Common Stock (calculated assuming settlement of the Purchase Contracts at the “maximum settlement rate,” as such term is defined in the General Disclosure Package) shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

(h) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule D hereto.

(i) Ratings. Neither of the Company nor its subsidiaries have any debt securities or preferred stock that are rated by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the 1934 Act).

(j) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company and any of its subsidiaries hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i) Officers’ Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

(ii) Opinion of Counsel for Company. If requested by the Representatives, the favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

(iii) Opinion of Counsel for Underwriters. If requested by the Representatives, the favorable opinion of Davis Polk & Wardwell LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(iv) Bring-down Comfort Letter. If requested by the Representatives, a letter from Ernst & Young LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(e) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

(k) Additional Documents. At the Closing Time and at each Date of Delivery (if any), counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(l) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8, 14, 15, 16 and 17 shall survive any such termination and remain in full force and effect.

(m) Purchase Contract Agreement. The Company, the Purchase Contract Agent and the Trustee shall have executed and delivered the Purchase Contract Agreement and the Underwriters shall have received copies, conformed as executed, thereof.

(n) Base Indenture and Supplemental Indenture. The Company and the Trustee shall have executed and delivered each of the Base Indenture and the Supplemental Indenture and the Underwriters shall have received copies, conformed as executed, thereof.

(o) Listing Application. An application for the listing of the Securities and the Issuable Common Stock shall have been submitted to the NYSE, and satisfactory evidence of such actions shall have been provided to the Underwriters.

SECTION 6. Indemnification.

(a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its Affiliates, its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, Prospectus or in any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company;

(iii) against any and all expense whatsoever, as incurred (including the reasonable and documented fees and disbursements of counsel chosen by BofA and Barclays), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by BofA and Barclays, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company and (ii) delivery of and payment for the Securities.

SECTION 9. Termination of Agreement.

(a) Termination. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, (iv) if trading generally on the NYSE MKT or the New York Stock Exchange or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or (vi) if a banking moratorium has been declared by either Federal or New York authorities.

(b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 14, 15, 16 and 17 shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(i) if the number of Defaulted Securities does not exceed 10% of the number of the Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

(ii) if the number of Defaulted Securities exceeds 10% of the number of the Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase, and the Company to sell, the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Representatives or (ii) the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to BofA at One Bryant Park, New York, New York 10036, attention of Syndicate Department (e-mail: dg.ecmexecutionservices@bofa.com), with a copy to ECM Legal (e-mail: dg.ecmlegal@bofa.com); and to Barclays at 745 Seventh Avenue New York, New York 10019; attention of Syndicate Registration (facsimile: +1 (646) 834-8133) notices to the Company shall be directed to it at General Counsel, 111 Westwood Place, Suite 400, Brentwood, Tennessee 37027 (e-mail: cwhite@brookdale.com).

SECTION 12. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, any of its subsidiaries or their respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any of its subsidiaries on other matters) and no Underwriter has any obligation to the Company with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering of the Securities and the Company has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 13. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 13, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 14. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 15. Trial by Jury. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 16. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

SECTION 17. Consent to Jurisdiction; Waiver of Immunity. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 18. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 19. Counterparts and Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and sufficient delivery of such counterpart.

SECTION 20. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

Very truly yours,

BROOKDALE SENIOR LIVING INC.

By	/s/ Steven E. Swain
Title: Chief Financial Officer

CONFIRMED AND ACCEPTED,
as of the date first above written:

BOFA SECURITIES, INC.
BARCLAYS CAPITAL INC.

By: BOFA SECURITIES, INC.

By:	/s/Gray Hampton
Authorized Signatory

By: BARCLAYS CAPITAL INC.

By:	/s/Faiz Khan
Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

SCHEDULE A

The initial public offering price of the Securities shall be 100.00% of the amount thereof, plus accrued interest, if any, from the date of issuance.

The purchase price to be paid by the Underwriters for the Securities shall be 97.00% of the amount thereof.

The rate on the Securities shall be 7.00% per annum.

Name of Underwriter	Number of Securities
BofA Securities, Inc.	1,250,000
Barclays Capital Inc.	1,250,000

Total	2,500,000

Sch A-1

SCHEDULE B

Free Writing Prospectuses

See attached.

Sch B - 1

SCHEDULE C

Pricing Term Sheet

See attached.

Sch C - 1

SCHEDULE D

List of Persons and Entities Subject to Lock-up

Guy P. Sansone

Lucinda M. Baier

Jordan R. Asher

Kevin W. Bowman

Marcus E. Bromley

Frank M. Bumstead

Victoria L. Freed

George T. Hicks

H. Todd Kaestner

Jaclyn C. Pritchett

Steven E. Swain

Denise W. Warren

Lee S. Wielansky

Chad C. White

Sch D - 1

SCHEDULE E

Schedule of Written Testing-The-Waters Communications

1.	Investor Presentation dated November 2022

Sch E - 1

Abingdon Place of Gastonia Limited Partnership
AH Battery Park Owner, LLC
AH Illinois Huntley Member, LLC
AH Illinois Huntley Owner, LLC
AH Illinois Owner, LLC
AH North Carolina Owner, LLC
AH Ohio Columbus Owner, LLC
AH Pennsylvania Owner, LP
AH Texas CGP, Inc.
AH Texas Owner Limited Partnership SL
AHC ALS FM Holding Company, LLC
AHC Bayside, Inc.
AHC Exchange Corporation
AHC Florham Park, LLC
AHC Kansas II, Inc.
AHC Monroe Township, LLC
AHC PHN I, Inc.
AHC Properties, Inc.
AHC Purchaser, Inc.
AHC Purchaser Parent, LLC
AHC Richland Hills, LLC
AHC Shoreline, LLC
AHC Southland Lakeland, LLC
AHC Southland Melbourne, LLC
AHC Southland Ormond Beach, LLC
AHC Sterling House of Brighton, LLC
AHC Sterling House of Corsicana, LLC
AHC Sterling House of Greenville, LLC
AHC Sterling House of Harbison, LLC
AHC Sterling House of Jacksonville, LLC
AHC Sterling House of Lewisville, LLC
AHC Sterling House of Mansfield, LLC
AHC Sterling House of Newark, LLC
AHC Sterling House of Panama City, LLC
AHC Sterling House of Port Charlotte, LLC
AHC Sterling House of Punta Gorda, LLC
AHC Sterling House of Venice, LLC

AHC Sterling House of Weatherford, LLC
AHC Trailside, LLC
AHC Villas of Albany Residential, LLC
AHC Villas of the Atrium, LLC
AHC Villas Wynwood of Courtyard Albany, LLC
AHC Villas Wynwood of River Place, LLC
AHC Wynwood of Rogue Valley, LLC
Alabama Somerby, LLC
ALS Clare Bridge, Inc.
ALS Holdings, Inc.
ALS Kansas, Inc.
ALS Leasing, Inc.
ALS National, Inc.
ALS National SPE I, Inc.
ALS North America, Inc.
ALS Properties Holding Company, LLC
ALS Properties Tenant I, LLC
ALS Properties Tenant II, LLC
ALS Stonefield, Inc.
ALS Venture II, Inc.
ALS Wisconsin Holdings, Inc.
ALS Wovenhearts, Inc.
Alternative Living Services Home Care, Inc.
Alternative Living Services New York, Inc.
American Retirement Corporation
ARC Aurora, LLC
ARC Bahia Oaks, Inc.
ARC Bay Pines, Inc.
ARC Belmont, LLC
ARC Boca Raton, Inc.
ARC Boynton Beach, LLC
ARC Brookmont Terrace, Inc.
ARC Carriage Club of Jacksonville, Inc.
ARC Cleveland Park, LLC
ARC Corpus Christi, LLC
ARC Countryside, LLC
ARC Deane Hill, LLC
ARC Delray Beach, LLC
ARC Epic Holding Company, Inc.
ARC Epic OpCo Holding Company, Inc.
ARC FM Holding Company, LLC

ARC Fort Austin Properties, LLC
ARC Freedom, LLC
ARC Freedom Square Management, Inc.
ARC Greenwood Village, Inc.
ARC Hampton Post Oak, Inc.
ARC Heritage Club, Inc.
ARC Holland, Inc.
ARC Holley Court, LLC
ARC Holley Court Management, Inc.
ARC Homewood Corpus Christi, LLC
ARC Homewood Victoria, Inc.
ARC Lakeway ALF Holding Company, LLC
ARC Lakeway SNF, LLC
ARC Lakewood, LLC
ARC, LP Holdings, LLC
ARC Management Corporation
ARC Management, LLC
ARC Naples, LLC
ARC North Chandler, LLC
ARC Oakhurst, Inc.
ARC Parklane, Inc.
ARC Partners II, Inc.
ARC Pearland, LP
ARC Pecan Park, LP
ARC Pecan Park Padgett, Inc.
ARC Peoria II, Inc.
ARC Peoria, LLC
ARC Pinegate, LP
ARC Post Oak, LP
ARC Richmond Heights, LLC
ARC Richmond Heights SNF, LLC
ARC Rossmoor, Inc.
ARC Santa Catalina, Inc.
ARC SCC, Inc.
ARC Scottsdale, LLC
ARC Shadowlake, LP
ARC Shavano, LP
ARC Shavano Park, Inc.
ARC Somerby Holdings, LLC
ARC Spring Shadow, LP
ARC Sweet Life Rosehill, LLC

ARC Sweet Life Shawnee, LLC
ARC Tarpon Springs, Inc.
ARC Tennessee GP, Inc.
ARC Victoria, LP
ARC Westlake Village, Inc.
ARC Westlake Village SNF, LLC
ARC Westover Hills, LP
ARC Willowbrook, LLC
ARC Wilora Assisted Living, LLC
ARC Wilora Lake, Inc.
ARCLP Charlotte, LLC
ARCPI Holdings, Inc.
Asheville Manor, LP
Assisted Living Properties, Inc.
BAH CA, LLC
Batus, LLC
BKD Adrian PropCo, LLC
BKD AGC, Inc.
BKD Alabama Operator, LLC
BKD Alabama SNF, LLC
BKD Altamonte Springs, LLC
BKD Apache Junction Operator, LLC
BKD Apache Junction PropCo, LLC
BKD Arbors of Santa Rosa, LLC
BKD Archer 10, LLC
BKD Archer 3, LLC
BKD Archer 4, LLC
BKD Archer 5, LLC
BKD Archer 6, LLC
BKD Archer 7, LLC
BKD Archer 8, LLC
BKD Archer 9, LLC
BKD Ballwin, LLC
BKD Belle Meade, LLC
BKD Bossier City Operator, LLC
BKD Bossier City Propco, LLC
BKD BRE Knight Member Holding, LLC
BKD BRE Knight Member, LLC
BKD Brentwood at Niles, LLC
BKD Brookdale Marketplace, LLC
BKD Brookdale Place of Brookfield, LLC

BKD Brookfield Opco, LLC
BKD Carrollton Operator, LLC
BKD Carrollton Propco, LLC
BKD CCRC OpCo HoldCo Member, LLC
BKD CCRC PropCo HoldCo Member, LLC
BKD Chambrel Holding, LLC
BKD Chandler Operator, LLC
BKD Chandler PropCo, LLC
BKD Charleston South Carolina, LLC
BKD Clare Bridge and Sterling House of Battle Creek, LLC
BKD Clare Bridge of Beaverton, LLC
BKD Clare Bridge of Bend, LLC
BKD Clare Bridge of Brookfield, LLC
BKD Clare Bridge of Dublin, LLC
BKD Clare Bridge of Meridian, LLC
BKD Clare Bridge of Oklahoma City SW, LLC
BKD Clare Bridge of Olympia, LLC
BKD Clare Bridge of Spokane, LLC
BKD Clare Bridge of Troutdale, LLC
BKD Clare Bridge of Wichita, LLC
BKD Clare Bridge Place Brookfield, LLC
BKD College Place, LLC
BKD Conway SC, LLC
BKD Corona, LLC
BKD Cortona Park, LLC
BKD Emeritus EI, LLC
BKD Employee Services RIDEA 49, LLC
BKD Englewood Colorado, LLC
BKD Finance Holdco, LLC
BKD FM Holding Company, LLC
BKD FM Nine Holdings, LLC
BKD FM PNC Holding Company I, LLC
BKD FM PNC Holding Company II, LLC
BKD FM PNC Holding Company III, LLC
BKD FM21 Holdings I, LLC
BKD FM21 Holdings II, LLC
BKD FM21 Holdings III, LLC
BKD FM7 HoldCo CA, LLC
BKD FM7 HoldCo MI CO, LLC
BKD FM7 HoldCo VA, LLC
BKD Folsom, LLC

BKD Franklin, LLC
BKD Freedom Plaza Arizona Peoria, LLC
BKD Gaines Ranch, LLC
BKD Gallatin, LLC
BKD Gardens Tarzana Propco, LLC
BKD GC FM Holdings, LLC
BKD Germantown, LLC
BKD Goodlettsville PropCo, LLC
BKD GV Investor, LLC
BKD Hamilton Wolfe San Antonio, LLC
BKD Harrisburg Opco, LLC
BKD Hartwell, LLC
BKD HB Acquisition Sub, Inc.
BKD HCR Master Lease 3 Tenant, LLC
BKD Hillside Holdco, LLC
BKD Hillside, LLC
BKD Hillside Opco, LLC
BKD Homewood Corpus Christi Propco, LLC
BKD Horsham, LLC
BKD Illinois Retail, LLC
BKD Island Lake Holdings, LLC
BKD Island Lake, LLC
BKD Jones Farm, LLC
BKD Kettleman Lane, LLC
BKD Kingsport, LLC
BKD Lake Orienta, LLC
BKD Lawrenceville, LLC
BKD Lebanon/Southfield, LLC
BKD Lodi, LLC
BKD Lubbock GP, LLC
BKD Management Holdings FC, Inc.
BKD Minnetonka Assisted Living, LLC
BKD Murray, LLC
BKD Nashville Office Bistro, LLC
BKD New England Bay, LLC
BKD Newnan, LLC
BKD North Chandler, LLC
BKD North Gilbert, LLC
BKD North Glendale, LLC
BKD Northampton OpCo, LLC
BKD Northport Operator, LLC

BKD Northport Propco, LLC
BKD Northport Propco Member, LLC
BKD Oak Park, LLC
BKD Oklahoma Management, LLC
BKD Ormond Beach Propco, LLC
BKD Oswego, LLC
BKD Owatonna, LLC
BKD Palm Beach Gardens, LLC
BKD Paradise Valley Propco, LLC
BKD Parkplace, LLC
BKD Patriot Heights, LLC
BKD Pearland, LLC
BKD Personal Assistance Services, LLC
BKD PHS Investor, LLC
BKD Project 3 Holding Co, LLC
BKD Project 3 Manager, LLC
BKD Richmond Place Propco, LLC
BKD River Road, LLC
BKD Roanoke PropCo, LLC
BKD Rome Operator, LLC
BKD Rome PropCo, LLC
BKD Sakonnet Bay, LLC
BKD San Marcos South, LLC
BKD Shadowlake, LLC
BKD Sherwood Odessa, LLC
BKD Shoreline, LLC
BKD Skyline PropCo, LLC
BKD South Bay, LLC
BKD Southpaw Holdco, LLC
BKD Sparks, LLC
BKD Spring Shadows, LLC
BKD St. Augustine, LLC
BKD Sterling House of Bloomington, LLC
BKD Sterling House of Bowling Green, LLC
BKD Sterling House of Colorado Springs Briargate, LLC
BKD Sterling House of Deland, LLC
BKD Sterling House of Denton Parkway, LLC
BKD Sterling House of Edmond, LLC
BKD Sterling House of Enid, LLC
BKD Sterling House of Junction City, LLC
BKD Sterling House of Lawton, LLC

BKD Sterling House of Loveland Orchards, LLC
BKD Sterling House of Palestine, LLC
BKD Sterling House of Waxahachie, LLC
BKD Sterling House of West Melbourne I and II, LLC
BKD Sterling House of Wichita Tallgrass, LLC
BKD Tamarac Square PropCo, LLC
BKD Tanque Verde, LLC
BKD The Heights, LLC
BKD Thirty Five OpCo, Inc.
BKD Thirty Five Propco, Inc.
BKD Tullahoma, LLC
BKD Twenty One Management Company, Inc.
BKD Twenty One Opco, Inc.
BKD Twenty One Propco, Inc.
BKD University Park Holding Company, LLC
BKD Vista, LLC
BKD Wekiwa Springs, LLC
BKD Wellington Fort Walton Beach, LLC
BKD Wellington Muscle Shoals, LLC
BKD West Melbourne Propco, LLC
BKD Westover Hills, LLC
BKD Willowbrook Propco, LLC
BKD Wilsonville, LLC
BKD Wooster MC, LLC
BKD Wynwood of Madison West Real Estate, LLC
BKD Wynwood of Richboro Northhampton, LLC
BKD X Holdings, LLC
BLC Acquisitions, Inc.
BLC Adrian GC, LLC
BLC Albuquerque GC, LLC
BLC Atrium at San Jose, LLC
BLC Atrium at San Jose, LP
BLC Atrium Jacksonville, LLC
BLC Atrium Jacksonville SNF, LLC
BLC Brendenwood, LLC
BLC Bristol GC, LLC
BLC Brookdale Place of San Marcos, LLC
BLC Brookdale Place of San Marcos, LP
BLC Cedar Springs, LLC
BLC Chancellor Lodi LH, LLC
BLC Chancellor Murrieta LH, LLC

BLC Chancellor Windsor, Inc.
BLC Chancellor Windsor, LP
BLC Chatfield, LLC
BLC Club Hill, LLC
BLC Crystal Bay, LLC
BLC Dayton GC, LLC
BLC Devonshire of Hoffman Estates, LLC
BLC Devonshire of Lisle, LLC
BLC Edina Park Plaza, LLC
BLC Emerald Crossings, LLC
BLC Farmington Hills GC, LLC
BLC Federal Way LH, LLC
BLC Federal Way, LLC
BLC Finance I, LLC
BLC FM Holding Company, LLC
BLC Fort Myers GC, LLC
BLC Gables at Farmington, LLC
BLC Gables Monrovia, Inc.
BLC Gables Monrovia, LP
BLC Gardens Santa Monica, Inc.
BLC Gardens Santa Monica LH, LLC
BLC Gardens Santa Monica, LLC
BLC Gardens Tarzana Holding, LLC
BLC Gardens Tarzana, Inc.
BLC Gardens Tarzana, LLC
BLC Gardens Tarzana, LP
BLC GC Member, LLC
BLC GFB Member, LLC
BLC Glenwood Gardens AL LH, LLC
BLC Glenwood Gardens AL, LLC
BLC Glenwood Gardens, Inc.
BLC Glenwood Gardens SNF, Inc.
BLC Glenwood Gardens SNF LH, LLC
BLC Glenwood Gardens SNF, LLC
BLC Hawthorne Lakes, LLC
BLC Inn at the Park, Inc.
BLC Inn at the Park, LLC
BLC Jackson Oaks, LLC
BLC Kansas City GC, LLC
BLC Kenwood of Lake View, LLC
BLC Las Vegas GC, LLC

BLC Lexington SNF, LLC
BLC Liberty FM Holding Company, LLC
BLC Lodge at Paulin, Inc.
BLC Lodge at Paulin, LP
BLC Lubbock GC, LLC
BLC Lubbock GC, LP
BLC Management 3, LLC
BLC Management of Texas, LLC
BLC Mirage Inn, Inc.
BLC Mirage Inn, LP
BLC New York Holdings, Inc.
BLC Nohl Ranch, Inc.
BLC Nohl Ranch, LLC
BLC Novi GC, LLC
BLC Oak Tree Villa, Inc.
BLC Oak Tree Villa, LP
BLC Ocean House, Inc.
BLC Ocean House, LP
BLC Overland Park GC, LLC
BLC Pacific Inn, Inc.
BLC Pacific Inn, LP
BLC Park Place, LLC
BLC Patriot Heights, LLC
BLC Pennington Place, LLC
BLC Phoenix GC, LLC
BLC Ponce de Leon, LLC
BLC River Bay Club, LLC
BLC Sand Point, LLC
BLC Southerland Place Germantown, LLC
BLC Southerland Place Midlothian, LLC
BLC Springs at East Mesa, LLC
BLC Tampa GC, LLC
BLC Tavares GC, LLC
BLC The Berkshire of Castleton, LLC
BLC The Berkshire of Castleton, LP
BLC The Fairways LH, LLC
BLC The Fairways, LLC
BLC The Gables at Brighton, LLC
BLC The Hallmark, LLC
BLC The Heritage of Des Plaines, LLC
BLC The Willows, LLC

BLC Victorian Manor, LLC
BLC Village at Skyline, LLC
BLC Wellington Cleveland, LLC
BLC Wellington Colonial Heights, LLC
BLC Wellington FM Holding Company, LLC
BLC Wellington Fort Walton Beach, LLC
BLC Wellington Gardens, LLC
BLC Wellington Gardens PropCo, LLC
BLC Wellington Greeneville TN, LLC
BLC Wellington Hampton Cove, LLC
BLC Wellington Hixson, LLC
BLC Wellington Johnson City, LLC
BLC Wellington Kingston, LLC
BLC Wellington Maryville, LLC
BLC Wellington Sevierville, LLC
BLC Wellington Shoals, LLC
BLC Windsor Place, LLC
BLC Woodside Terrace, LLC
BLC Woodside Terrace, LP
BREA Atlanta Gardens, LLC
BREA Boynton Beach, LLC
BREA BREA, LLC
BREA Charlotte, LLC
BREA Citrus Heights, LLC
BREA Colorado Springs, LLC
BREA Denver, LLC
BREA East Mesa, LLC
BREA East Mesa PropCo, LLC
BREA Emeritus, LLC
BREA Emerson, LLC
BREA FM Holding Company, LLC
BREA Overland Park, LLC
BREA Palmer Ranch, LLC
BREA Peoria, LLC
BREA Reno, LLC
BREA Roanoke, LLC
BREA Sarasota, LLC
BREA Sun City West, LLC
BREA Wayne, LLC
BREA West Orange, LLC
BREA Whittier, LLC

Brookdale 20 Property Springing Member, Inc.
Brookdale Bend OR, LLC
Brookdale Castle Hills, LLC
Brookdale Chancellor, Inc.
Brookdale Corporate, LLC
Brookdale Cypress Station, LLC
Brookdale Development, LLC
Brookdale Employee Services—Corporate, LLC
Brookdale Employee Services, LLC
Brookdale F&B, LLC
Brookdale Gardens, Inc.
Brookdale Lakeway, LLC
Brookdale Liberty, LLC
Brookdale Living Communities GC, LLC
Brookdale Living Communities GC Texas, Inc.
Brookdale Living Communities, Inc.
Brookdale Living Communities of Florida, Inc.
Brookdale Living Communities of Florida PO, LLC
Brookdale Living Communities of Illinois DNC, LLC
Brookdale Living Communities of Illinois GE, Inc.
Brookdale Living Communities of Illinois GV, LLC
Brookdale Living Communities of Illinois Huntley, LLC
Brookdale Living Communities of Missouri CC, LLC
Brookdale Living Communities of New York BPC, Inc.
Brookdale Living Communities of North Carolina, Inc.
Brookdale Living Communities of Ohio SP, LLC
Brookdale Living Communities of Pennsylvania-ML, Inc.
Brookdale Living Communities of Texas Club Hill, LLC
Brookdale Management II, LLC
Brookdale Management of California, LLC
Brookdale Management of Florida PO, LLC
Brookdale Management of Illinois GV, LLC
Brookdale Northwest Hills, LLC
Brookdale Operations, LLC
Brookdale Place at Fall Creek, LLC
Brookdale Place at Finneytown, LLC
Brookdale Place at Kenwood, LLC
Brookdale Place at Oakwood, LLC
Brookdale Place at Willow Lake, LLC
Brookdale Place of Albuquerque, LLC
Brookdale Place of Ann Arbor, LLC

Brookdale Place of Augusta, LLC
Brookdale Place of Bath, LLC
Brookdale Place of Colorado Springs, LLC
Brookdale Place of Englewood, LLC
Brookdale Place of South Charlotte, LLC
Brookdale Place of West Hartford, LLC
Brookdale Place of Wilton, LLC
Brookdale Place of Wooster, LLC
Brookdale Provident Management, LLC
Brookdale Provident Properties, LLC
Brookdale Real Estate, LLC
Brookdale Senior Housing, LLC
Brookdale Senior Living Communities, Inc.
Brookdale Senior Living Inc.
Brookdale University Park CO, LLC
Brookdale Vehicle Holding, LLC
Brookdale Wellington, Inc.
Brookdale Wellington Lessee, Inc.
Brookdale.com, LLC
Burlington Manor ALZ, LLC
Burlington Manor, LLC
Carolina House of Asheboro, LLC
Carolina House of Cary, LLC
Carolina House of Chapel Hill, LLC
Carolina House of Durham, LLC
Carolina House of Elizabeth City, LLC
Carolina House of Forest City, LLC
Carolina House of Greenville, LLC
Carolina House of Lexington, LLC
Carolina House of Morehead City, LLC
Carolina House of Reidsville, LLC
Carolina House of Smithfield, LLC
Carolina House of the Village of Pinehurst, LLC
Carolina House of Wake Forest, LLC
CCRC OpCo Ventures II, LLC
CCRC OpCo-Foxwood Springs, LLC
CCRC OpCo-Robin Run, LLC
CCRC PropCo Ventures II, LLC
CCRC PropCo-Foxwood Springs, LLC
CCRC PropCo-Robin Run, LLC
Champion Oaks Investors, LLC

Clare Bridge of Carmel, LLC
Clare Bridge of Virginia Beach Estates, LLC
Cloverset Place, LP
CMCP Club Hill, LLC
CMCP Island Lake, LLC
CMCP Montrose, LLC
CMCP Pinecastle, LLC
CMCP Roswell, LLC
CMCP Williamsburg, LLC
Collin Oaks Investors, LLC
Community Staffing Advantage, LLC
Concord Manor Limited Partnership
Crossings International Corporation
Danville Place I, LLC
Danville Place Special Management, LLC
Duval Oaks Investors, LLC
Eden Estates, LLC
EmeriCal, Inc.
EmeriCare Countryside Village, LLC
EmeriCare DME, LLC
EmeriCare Heritage, LLC
EmeriCare, Inc.
EmeriCare Kingwood, LLC
EmeriCare NOC, LLC
EmeriCare Palmer Ranch, LLC
EmeriCare Rehab, LLC
EmeriCare Skylyn Place, LLC
EmeriCare Sugarland, LLC
EmeriChenal, LLC
Emerichip Alexandria, LLC
Emerichip Allentown, LLC
Emerichip Auburn, LLC
Emerichip Biloxi, LLC
Emerichip Boise, LLC
Emerichip Bozeman, LLC
Emerichip Dover, LLC
Emerichip Emerald Hills, LLC
Emerichip Everett, LLC
Emerichip Holdings, LLC
Emerichip La Casa Grande, LLC
Emerichip Lafayette, LLC

Emerichip Lake Charles, LLC
Emerichip Latrobe, LLC
Emerichip Lewiston, LLC
Emerichip Ocala East, LLC
Emerichip Ocala West, LLC
Emerichip Odessa, LP
Emerichip Ontario, LLC
Emerichip Painted Post, LLC
Emerichip Pine Park, LLC
Emerichip Puyallup, LLC
Emerichip Renton, LLC
Emerichip San Antonio AO, LP
Emerichip San Antonio HH, LP
Emerichip San Marcos, LP
Emerichip Texas, LLC
Emerichip Voorhees, LLC
Emerichip Walla Walla, LLC
EmeriClear, LLC
Emerifrat, LLC
Emerihrt Bloomsburg, LLC
Emerihrt Creekview, LLC
Emerihrt Harrisburg, LLC
Emerihrt Harrisonburg, LLC
Emerihrt Henderson, LLC
Emerihrt Medical Center, LP
Emerihrt Oakwell Farms, LLC
Emerihrt Ravenna, LLC
Emerihrt Stonebridge Ranch, LLC
Emerihud II, LLC
Emerihud, LLC
Emerikeyt Liberal Springs, LLC
Emerikeyt Lo of Broadmoor, LLC
Emerikeyt Palms at Loma Linda, Inc.
Emerikeyt Springs at Oceanside, Inc.
EmeriMand, LLC
EmeriMandeville, LLC
EmeriMesa, LLC
Emerimont, LLC
Emeripalm, LLC
Emeripark SC, LLC
Emeriport, Inc.

EmeriPrez, LLC
EmeriRock, LLC
EmeriRose, LLC
Emerishire, LLC
Emeritol Canterbury Ridge, LLC
Emeritol Colonial Park Club, LLC
Emeritol Dowlen Oaks, LLC
Emeritol Eastman Estates, LLC
Emeritol Elmbrook Estates, LLC
Emeritol Evergreen Lodge, LLC
Emeritol Fairhaven Estates, LLC
Emeritol Grand Terrace, LLC
Emeritol Harbour Pointe Shores, LLC
Emeritol Hearthstone Inn, LLC
Emeritol Highland Hills, LLC
Emeritol Lakeridge Place, LLC
Emeritol Lo Coeur D’Alene, LLC
Emeritol Lo Flagstaff, LLC
Emeritol Lo Hagerstown, LLC
Emeritol Lo Hattiesburg, LLC
Emeritol Lo Lakewood, LLC
Emeritol Lo Phoenix, LLC
Emeritol Lo Staunton, LLC
Emeritol Meadowbrook, LLC
Emeritol Meadowlands Terrace, LLC
Emeritol Park Club Brandon, LLC
Emeritol Park Club Oakbridge, LLC
Emeritol Pines of Tewksbury, LLC
Emeritol Ridge Wind, LLC
Emeritol Saddleridge Lodge, LLC
Emeritol Seville Estates, LLC
Emeritol Stonecreek Lodge, LLC
Emeritol Woods At Eddy Pond, LLC
Emeritrace, LLC
Emeritrog, LLC
Emeritus Corporation
Emeritus Nebraska, LLC
Emeritus Properties Ark Wildflower, LLC
Emeritus Properties Ark Willow Brook, LLC
Emeritus Properties Arkansas, LLC
Emeritus Properties II, Inc.

Emeritus Properties III, Inc.
Emeritus Properties IV, Inc.
Emeritus Properties IX, LLC
Emeritus Properties V, Inc.
Emeritus Properties X, LLC
Emeritus Properties XI, LLC
Emeritus Properties XII, LLC
Emeritus Properties XIV, LLC
Emeritus Properties XVI, Inc.
Emeritus Properties-NGH, LLC
Emerivent Atherton Court, Inc.
Emerivent Bradenton, LLC
Emerivent Brighton, LLC
Emerivent Lake Mary, LLC
Emerivent Mentor, LLC
Emerivill SC, LLC
EmeriVista, LLC
Emeriweg Troy, LLC
Emeriweg Vestal, LLC
Emeriyaf, LLC
ESC Arbor Place, LLC
ESC G.P. II, Inc.
ESC III, LP
ESC IV, LP
ESC New Port Richey, LLC
ESC NGH, LP
ESC Ridgeland, LLC
Estates of Oak Ridge, LLC The
FEBC ALT Holdings, Inc.
FEBC ALT Investors, LLC
FIT REN Holdings GP, Inc.
FIT REN, LLC
FIT REN Mirage Inn, LP
FIT REN Nohl Ranch, LP
FIT REN Oak Tree, LP
FIT REN Ocean House, LP
FIT REN Pacific Inn, LP
FIT REN Park, LP
FIT REN Paulin Creek, LP
FIT REN The Gables, LP
Fort Austin Limited Partnership

Fortress CCRC Acquisition, LLC
Foxwood Springs Garden Homes, LLC
Freedom Group Naples Management Company, Inc.
Freedom Village of Sun City Center Ltd
Fretus Investors Austin, LP
Fretus Investors Chandler, LLC
Fretus Investors Dallas, LP
Fretus Investors Farmers Branch, LP
Fretus Investors Fort Wayne, LLC
Fretus Investors Fort Worth, LLC
Fretus Investors Fort Worth, LP
Fretus Investors Glendale, LLC
Fretus Investors Greenwood, LLC
Fretus Investors Hollywood Park, LP
Fretus Investors Houston, LP
Fretus Investors Jacksonville, LLC
Fretus Investors Las Vegas, LLC
Fretus Investors, LLC
Fretus Investors Melbourne, LLC
Fretus Investors Memorial Oaks Houston, LP
Fretus Investors Mesa, LLC
Fretus Investors Orange Park, LLC
Fretus Investors Orlando, LLC
Fretus Investors Plano, LP
Fretus Investors San Antonio, LP
Fretus Investors Sugar Land, LP
Fretus Investors Winter Springs, LLC
Gaston Manor, LLC
Gaston Place, LLC
Gastonia Village, LLC
Greensboro Manor, LP
HB Employee Services CCRC, LLC
HB Employee Services, LLC
HBBHT Gen-Par, LLC
HBC II Manager, LLC
HBC Manager, LLC
HBP Leaseco, LLC
HC3 Sunrise, LLC
Heartland Retirement Services, Inc.
Hickory Manor, LLC
High Point Manor at Skeet Club, LP

High Point Manor, LP
High Point Place, LLC
Home Health Care Holdings, LLC
Homewood at Brookmont Terrace, LLC
Horizon Bay Chartwell II L.L.C.
Horizon Bay Chartwell L.L.C.
Horizon Bay Management II L.L.C.
Horizon Bay Management, LLC
Horizon Bay Realty, LLC
Inn at Grove City, LLC The
Inn at Medina, LLC The
KG Missouri CC Owner, LLC
KGC Operator, Inc.
KGC Shoreline Operator, Inc.
Kingsley Oaks Investors, LLC
Memorial Oaks Investors, LLC
Meriweg-Fairport, LLC
Meriweg-Fayetteville, LLC
Meriweg-Latham, LLC
Meriweg-Liverpool, LLC
Meriweg-Rochester, LLC
Meriweg-Syracuse, LLC
Meriweg-Vestal, LLC
Meriweg-Williamsville BM, LLC
Meriweg-Williamsville BPM, LLC
Northwest Oaks Investors, LLC
Park Place Investments, LLC
Park Place Investments of Kentucky, LLC
Peaks Home Health, LLC
PHNTUS Beckett Meadows, LLC
PHNTUS Canterbury Woods, LLC
PHNTUS Charleston Gardens, LLC
PHNTUS Creekside, LLC
PHNTUS Heritage Hills, LLC
PHNTUS KP Shreveport, LLC
PHNTUS Lakes, LLC
PHNTUS LO Cape May, LLC
PHNTUS Oak Hollow, LLC
PHNTUS Pine Meadow, LLC
PHNTUS Pinehurst, LLC
PHNTUS Pines at Goldsboro, LLC

PHNTUS Quail Ridge, LLC
PHNTUS Richland Gardens, LLC
PHNTUS Silverleaf Manor, LLC
PHNTUS Stonebridge, LLC
Plaza Professional Pharmacy, Inc.
Reynolda Park, LP
Ridgeland Assisted Living, LLC
Robin Run Garden Homes, LLC
SALI Acquisition 1 A/GP, LLC
SALI Acquisition 1 A/, LP, LLC
SALI Acquisition III/GP, LLC
SALI Assets, LLC
SALI Management Services I, LLC
SALI Management Services II, LLC
SALI Management Services III, LLC
SALI Monroe Square, LLC
SALI Tenant, LLC
Salisbury Gardens, LLC
Senior Lifestyle Emerald Bay Limited Partnership
Senior Lifestyle Heritage L.L.C.
Senior Lifestyle North Bay Limited Partnership
Senior Lifestyle Sakonnet Bay Limited Partnership
Senior Living Properties, LLC
Senior Service Insurance LTD Cayman Island entity
Silver Lake Assisted Living, LLC
SLC East Bay, Inc.
SLC Emerald Bay, Inc.
SLC North Bay, Inc.
SLC Sakonnet Bay, Inc.
South Bay Manor L.L.C.
Southern Assisted Living, LLC
Statesville Manor, LP
Statesville Manor on Peachtree ALZ, LLC
Statesville Place, LLC
Sugar Land Investors, LLC
Summerville 1, LLC
Summerville 13, LLC
Summerville 14, LLC
Summerville 15, LLC
Summerville 16, LLC
Summerville 17, LLC

Summerville 2, LLC
Summerville 3, LLC
Summerville 4, LLC
Summerville 5, LLC
Summerville 7, LLC
Summerville 8, LLC
Summerville 9, LLC
Summerville at Atherton Court, LLC
Summerville at Barrington Court, LLC
Summerville at Camelot Place, LLC
Summerville at Carrollwood, LLC
Summerville at Chestnut Hill, LLC
Summerville at Clearwater, LLC
Summerville at Cobbco, Inc.
Summerville at Fairwood Manor, LLC
Summerville at Fox Run, LLC
Summerville at Friendswood Associates, LP
Summerville at Gainesville, LLC
Summerville at Golden Pond, LLC
Summerville at Harden Ranch, LLC
Summerville at Hazel Creek, LLC
Summerville at Heritage Place, LLC
Summerville at Hillen Vale, LLC
Summerville at Hillsborough, LLC
Summerville at Irving Associates, LP
Summerville at Irving, LLC
Summerville at Kenner, LLC
Summerville at Lakeview, LLC
Summerville at Mandarin, LLC
Summerville at Mentor, LLC
Summerville at North Hills, LLC
Summerville at Oak Park, LLC
Summerville at Ocala East, LLC
Summerville at Ocala West, LLC
Summerville at Ocoee, Inc.
Summerville at Outlook Manor, LLC
Summerville at Oviedo, LLC
Summerville at Potomac, LLC
Summerville at Prince William, LLC
Summerville at Ridgewood Gardens, LLC
Summerville at Roseville Gardens, LLC

Summerville at St Augustine, LLC
Summerville at Stafford, LLC
Summerville at Voorhees, LLC
Summerville at Wekiwa Springs, LLC
Summerville Investors, LLC
Summerville Management, LLC
Summerville Senior Living, Inc.
SW Assisted Living, LLC
Tanglewood Oaks Investors, LLC
Texas-ESC-Lubbock, L.P.
Trinity Towers Limited Partnership
Union Park, LLC
Village Oaks Farmers Branch Investors, LLC
Village Oaks Hollywood Park Investors, LLC
Weddington Park, LP
Wovencare Systems, Inc.

Exhibit A

Form of Opinion – Skadden, Arps, Slate, Meagher & Flom LLP

See attached.

A - 1